Exhibit 99.1

NEWS

For Immediate Release

Editorial Contact: Tracy Benelli

949-754-8633

tracy.benelli@quest.com

Investor Contacts: Thomas Patterson

949-754-8336

thomas.patterson@quest.com

Stephen Wideman

949-754-8142

stephen.wideman@quest.com

QUEST SOFTWARE REPORTS SECOND QUARTER 2011 RESULTS

Second Quarter Revenues of $203.0 Million

Cash Flow from Operations of $42.6 Million

ALISO VIEJO, Calif., August 2, 2011 – Quest Software, Inc. (Nasdaq: QSFT) today reported financial results for the quarter ended June 30, 2011. Total revenues were $203.0 million, a 9.1% increase compared to the prior year’s second quarter revenues of $186.1 million. Total revenues for the six months ended June 30, 2011, were $391.1 million, a 9.5% increase compared to $357.3 million for the same period in 2010. Operating margins were 5.0% and 4.0% for the three months and six months ended June 30, 2011, respectively as compared to 17.7% and 15.9% for the three and six months ended June 30, 2010, respectively. On a non-GAAP basis, operating margins were 13.7% and 13.2% for the three and six months ended June 30, 2011, respectively.

Cash and investments at June 30, 2011, totaled $281.2 million, a decrease of $114.8 million over the comparable balance at March 31, 2011. The decrease was primarily due to stock repurchases of $121.4 million during the quarter. Cash flow from operations was $42.6 million for the three months ended June 30, 2011.

“We were not pleased with Q2 results but feel confident about the strategic direction in which Quest is headed,” said Doug Garn, President and CEO of Quest Software. “Quest’s balance sheet remains healthy, and we are optimistic that we will see the returns from the increased investments that we have made in our business around the world. We will continue to carefully evaluate our investments to manage our profitability, but will not lose sight of our long-term strategy to deliver value to our customers and a better return for our stockholders.”

Quest Software Reports Second Quarter 2011 Results – page 2 of 11

GAAP Results

Quest Software’s net income for the second quarter of 2011 was $6.3 million, or $0.07 per fully diluted share. This compares to net income of $17.4 million, or $0.19 per share on a fully diluted basis, for the second quarter of 2010. Operating margin was 5.0% in the second quarter of 2011 compared to 17.7% in the comparable period of 2010, resulting in operating income of $10.2 million, which compares to $33.0 million for the corresponding period in 2010. Net income for the six months ended June 30, 2011, was $10.0 million, or $0.11 per fully diluted share compared to net income of $33.0 million, or $0.36 per fully diluted share for the same period in 2010.

Non-GAAP Results

On a non-GAAP basis, net income for the second quarter of 2011 was $20.6 million, or $0.23 per fully diluted share. This compares to non-GAAP net income of $29.3 million, or $0.32 per share on a fully diluted basis, for the second quarter of 2010. The non-GAAP operating margin was 13.7% in the second quarter of 2011, resulting in non-GAAP operating income of $27.8 million, compared to non-GAAP operating margin and operating income of 24.1% and $44.8 million, respectively, for the corresponding period in 2010. For the six months ended June 30, 2011, non-GAAP net income was $39.5 million, or $0.43 per fully diluted share. This compares to non-GAAP net income of $53.5 million, or $0.58 per fully diluted share, for the six months ended June 30, 2010. The non-GAAP operating margin was 13.2% for the six months ended June 30, 2011, resulting in non-GAAP operating income of $51.8 million, compared to non-GAAP operating margin and operating income of 22.7% and $81.1 million, respectively, in the comparable period of 2010.

Non-GAAP results exclude the after-tax effects of amortization of intangible assets acquired with business combinations, stock-based compensation expenses, acquisition related costs, retention bonus and severance costs related to the establishment of our Business Operations and Advance Technology Center in Cork, Ireland, and patent infringement litigation costs. A reconciliation of GAAP to non-GAAP financial results is included with this press release.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management

Quest Software Reports Second Quarter 2011 Results – page 3 of 11 believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Second Quarter 2011 Conference Call Information

Quest Software will host a conference call today, Tuesday, August 2, 2011, at 2:00 p.m. Pacific Time, to discuss its results. A simultaneous webcast of the conference call will be available on Quest Software’s website in the Investor Relations section at www.quest.com/company/investor-relations.aspx. A webcast replay will be available on the same website through August 2, 2012. An audio replay of the conference call will also be available through August 7, 2011, by dialing (888) 203-1112 (from the U.S. or Canada) or 719-457-0820 (outside the U.S. and Canada), using confirmation code: 5516543.

About Quest Software, Inc.

Quest Software (Nasdaq: QSFT) simplifies and reduces the cost of managing IT for more than 100,000 customers worldwide. Our innovative solutions make solving the toughest IT management problems easier, enabling customers to save time and money across physical, virtual and cloud environments. For more information about Quest solutions for application management, database management, Windows management, virtualization management, and IT management, go to www.quest.com.

# # #

Quest and Quest Software are registered trademarks of Quest Software, Inc. The Quest Software logo and all other Quest Software product or service names and slogans are registered trademarks or trademarks of Quest Software, Inc. All other trademarks and registered trademarks are property of their respective owners.

Quest Software Reports Second Quarter 2011 Results – page 4 of 11

Forward-Looking Statements

This release and the matters to be discussed on the conference call may include predictions, estimates and other information that might be considered forward-looking statements, including statements relating to expectations of future revenue and operating margin performance and other operating prospects. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: the impact of adverse changes in general economic conditions on Quest Software’s relationships with customers, strategic partners and vendors; reductions or delays in information technology spending; variations in demand or the size and timing of customer orders; competitive conditions in Quest Software’s various product areas; rapid technological change; risks associated with the development and market acceptance of new products and product strategies; disruptions caused by acquisitions of companies and/or technologies; fluctuating currency exchange rates and risks associated with international operations; the need to attract and retain qualified employees; risks associated with Quest Software’s ongoing patent litigation; and other risks inherent in software businesses. For a discussion of these and other related risks, please refer to Quest Software’s recent SEC filings, including the Annual Report on Form 10-K for the year ended Dec. 31, 2010 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Quest Software undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

Social Networks:

Twitter

Facebook

LinkedIn

YouTube

Web Links Referenced in this Release:

Quest Software, Inc.: www.quest.com

Application Management: http://www.quest.com/application-monitoring/

Database Management: http://www.quest.com/database-management/

Windows Management: http://www.quest.com/windows-management/

Virtualization Management: http://www.quest.com/virtualization/

IT management: http://www.quest.com/

Twitter: http://twitter.com/#!/Quest

Facebook: http://www.facebook.com/#!/pages/Quest-Software/65026711832

LinkedIn: http://www.linkedin.com/companies/quest-software

YouTube: http://www.youtube.com/user/questsoftware

Quest Software Reports Second Quarter 2011 Results – page 5 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED INCOME STATEMENTS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30		June 30
	2011	2010	2011	2010
Revenues:
Licenses	$77,632	$77,100	$144,367	$142,081
Services	125,338	109,002	246,760	215,192

Total revenues	202,970	186,102	391,127	357,273
Cost of revenues:
Licenses	2,550	1,893	4,334	3,714
Services	22,634	15,636	43,600	30,360
Amortization of purchased technology	5,249	3,965	9,899	8,458

Total cost of revenues	30,433	21,494	57,833	42,532

Gross profit	172,537	164,608	333,294	314,741
Operating expenses:
Sales and marketing	86,983	72,082	168,713	140,422
Research and development	43,117	36,543	84,840	72,016
General and administrative	28,078	19,836	56,271	39,173
Amortization of other purchased intangible assets	4,198	3,149	7,945	6,325

Total operating expenses	162,376	131,610	317,769	257,936

Income from operations	10,161	32,998	15,525	56,805
Other income (expense), net	573	(3,843)	1,843	(7,449)

Income before income tax provision	10,734	29,155	17,368	49,356
Income tax provision	4,404	11,764	7,410	16,353

Net income	$6,330	$17,391	$9,958	$33,003

Net income per share:
Basic	$0.07	$0.19	$0.11	$0.37

Diluted	$0.07	$0.19	$0.11	$0.36

Weighted average shares:
Basic	88,320	89,434	90,301	89,548
Diluted	90,363	91,920	92,742	92,135

Quest Software Reports Second Quarter 2011 Results – page 6 of 11

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call and webcast to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization of intangible assets acquired with business combinations, stock-based compensation expenses, acquisition related costs, retention bonus and severance costs related to the establishment of our Business Operations and Advance Technology Center in Cork, Ireland, and patent infringement litigation costs. The Company’s basis for these adjustments is described below.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Management excludes the expenses described above when evaluating the Company’s operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•

The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of intangible asset amortization that are related to business combinations and acquisition related costs, provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, is useful to help investors and financial analysts understand the Company’s operating results and underlying operational trends.

•

Amortization costs are fixed at the time of an acquisition, then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

Quest Software Reports Second Quarter 2011 Results – page 7 of 11

•

Although stock-based compensation is an important aspect of the compensation of the Company’s employees and executives, stock-based compensation expense and its related tax impact are excluded as such charges are generally fixed at the time of grant and amortized over a period of several years and cannot be changed or influenced by management after the grant.

•	Stock-based compensation is not an expense that typically requires or will require cash settlement by the Company.

•

Litigation costs arising from our patent litigations are non-recurring. The Company believes they are not indicative of future operating results and that investors benefit from an understanding of Quest Software’s operating results without giving effect to them.

•	Retention bonus and severance costs related to the establishment of our Business Operations and Advance Technology Center in Cork, Ireland are excluded because these expenses are non-recurring.

•	The estimated income tax effects on the above items adjust the provision for income taxes to reflect the effect of the non-GAAP adjustments on non-GAAP operating income.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company’s liquidity. Furthermore, the Company in the future may exclude amortization related to new business combinations from financial measures that it releases, and the Company expects to continue to incur stock-based compensation expenses.

Quest Software Reports Second Quarter 2011 Results – page 8 of 11

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2011	2010	2011	2010
GAAP total cost of revenues	$30,433	$21,494	$57,833	$42,532
Amortization of purchased technology	(5,249)	(3,965)	(9,899)	(8,458)
Stock-based compensation expense	(238)	(199)	(554)	(383)
Retention bonus and severance costs	(29)	—	(29)	—

Non-GAAP total cost of revenues	$24,917	$17,330	$47,351	$33,691

GAAP gross profit	$172,537	$164,608	$333,294	$314,741
Amortization of purchased technology	5,249	3,965	9,899	8,458
Stock-based compensation expense	238	199	554	383
Retention bonus and severance costs	29	—	29	—

Non-GAAP gross profit	$178,053	$168,772	$343,776	$323,582

GAAP income from operations	$10,161	$32,998	$15,525	$56,805
Amortization of purchased technology	5,249	3,965	9,899	8,458
Amortization of other purchased intangible assets	4,198	3,149	7,945	6,325
Stock-based compensation expense	5,493	4,515	12,906	9,170
Professional fees relating to our previous restatement	—	31	—	176
Patent infringement litigation costs	1,400	—	1,769	—
Acquisition related costs	448	184	1,255	191
Retention bonus and severance costs	896	—	2,473	—

Non-GAAP income from operations	$27,845	$44,842	$51,772	$81,125

GAAP net income	$6,330	$17,391	$9,958	$33,003
Amortization of purchased technology	5,249	3,965	9,899	8,458
Amortization of other purchased intangible assets	4,198	3,149	7,945	6,325
Stock-based compensation expense	5,493	4,515	12,906	9,170
Professional fees relating to our previous restatement	—	31	—	176
Patent infringement litigation costs	1,400	—	1,769	—
Acquisition related costs	448	184	1,255	191
Retention bonus and severance costs	896	—	2,473	—
Other income	(9)	—	(9)	—
Tax effect of these adjustments	(3,434)	19	(6,672)	(3,820)

Non-GAAP net income	$20,571	$29,254	$39,524	$53,503

GAAP net income per basic share	$0.07	$0.19	$0.11	$0.37
Amortization of purchased technology	0.06	0.04	0.11	0.09
Amortization of other purchased intangible assets	0.05	0.04	0.09	0.07
Stock-based compensation expense	0.06	0.05	0.14	0.10
Patent infringement litigation costs	0.02	—	0.02	—
Acquisition related costs	—	—	0.01	—
Retention bonus and severance costs	0.01	—	0.03	—
Tax effect of these adjustments	(0.04)	—	(0.07)	(0.04)

Non-GAAP net income per basic share	$0.23	$0.33	$0.44	$0.60

Shares used in basic per share amounts	88,320	89,434	90,301	89,548

GAAP net income per fully diluted share	$0.07	$0.19	$0.11	$0.36
Amortization of purchased technology	0.06	0.04	0.11	0.09
Amortization of other purchased intangible assets	0.05	0.03	0.09	0.07
Stock-based compensation expense	0.06	0.05	0.14	0.10
Patent infringement litigation costs	0.02	—	0.02	—
Acquisition related costs	0.00	—	0.01	—
Retention bonus and severance costs	0.01	—	0.03	—
Tax effect of these adjustments	(0.04)	—	(0.07)	0.04

Non-GAAP net income per fully diluted share	$0.23	$0.32	$0.43	$0.58

Shares used in fully diluted per share amounts	90,363	91,920	92,742	92,135

Quest Software Reports Second Quarter 2011 Results – page 9 of 11

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES (Continued)

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2011
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$86,983	$43,117	$28,078	$4,198	$162,376
Amortization-other purchased intangible assets	—	—	—	(4,198)	(4,198)
Stock-based compensation expense	(1,682)	(1,614)	(1,958)	—	(5,254)
Patent infringement litigation costs	—	—	(1,400)	—	(1,400)
Retention bonus and severance costs	(677)	—	(191)	—	(868)
Acquisition related costs	—	—	(448)	—	(448)

Non-GAAP operating expenses	$84,624	$41,503	$24,081	$—	$150,208

	Three Months Ended June 30, 2010
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$72,082	$36,543	$19,836	$3,149	$131,610
Amortization-other purchased intangible assets	—	—	—	(3,149)	(3,149)
Stock-based compensation expense	(1,246)	(1,592)	(1,478)	—	(4,316)
Professional fees related to our previous restatement	—	—	(31)	—	(31)
Acquisition related costs	—	—	(184)	—	(184)

Non-GAAP operating expenses	$70,836	$34,951	$18,143	$—	$123,930

	Six Months Ended June 30, 2011
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$168,713	$84,840	$56,271	$7,945	$317,769
Amortization-other purchased intangible assets	—	—	—	(7,945)	(7,945)
Stock-based compensation expense	(3,791)	(3,767)	(4,794)	—	(12,352)
Patent infringement litigation costs	—	—	(1,769)	—	(1,769)
Retention bonus and severance costs	(1,646)	—	(798)	—	(2,444)
Acquisition related costs	—	—	(1,255)	—	(1,255)

Non-GAAP operating expenses	$163,276	$81,073	$47,655	$—	$292,004

	Six Months Ended June 30, 2010
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$140,422	$72,016	$39,173	$6,325	$257,936
Amortization-other purchased intangible assets	—	—	—	(6,325)	(6,325)
Stock-based compensation expense	(2,359)	(3,010)	(3,418)	—	(8,787)
Professional fees related to our previous restatement	—	—	(176)	—	(176)
Acquisition related costs	—	—	(191)	—	(191)

Non-GAAP operating expenses	$138,063	$69,006	$35,388	$—	$242,457

Quest Software Reports Second Quarter 2011 Results – page 10 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	June 30	December 31
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$204,094	$356,533
Short-term investments	43,504	90,284
Accounts receivable, net	143,221	179,621
Prepaid expenses and other current assets	36,607	48,312
Deferred income taxes	7,061	6,677

Total current assets	434,487	681,427
Property and equipment, net	81,185	70,854
Long-term investments	33,553	45,466
Intangible assets, net	107,014	62,785
Goodwill	746,719	706,224
Deferred income taxes	54,536	46,985
Other assets	54,165	21,843

Total assets	$1,511,659	$1,635,584

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,628	$5,512
Accrued compensation	55,367	55,185
Other accrued expenses	42,646	32,600
Loans payable	576	521
Deferred revenue	338,003	324,121

Total current liabilities	447,220	417,939

Long-term liabilities:
Deferred revenue	104,316	100,264
Income taxes payable	42,106	41,385
Loans payable	32,460	32,730
Other long-term liabilities	15,689	11,000

Total long-term liabilities	194,571	185,379

Total liabilities	641,791	603,318

Stockholders’ equity	869,868	1,032,266

Total liabilities and stockholders’ equity	$1,511,659	$1,635,584

Quest Software Reports Second Quarter 2011 Results – page 11 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2011	2010	2011	2010
Cash flows from operating activities:
Net income	$6,330	$17,391	$9,958	$33,003
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,369	10,584	25,798	21,779
Compensation expense associated with stock-based payments	5,493	4,516	12,906	9,171
Deferred income taxes	59	9,042	(83)	5,025
Excess tax benefit related to stock-based compensation	(388)	(666)	(1,869)	(1,318)
Other non-cash adjustments, net	356	614	924	683
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(10,406)	(16,250)	49,701	33,258
Prepaid expenses and other current assets	(1,725)	1,575	1,178	4,230
Other assets	639	333	2,267	1,955
Accounts payable	3,176	(1,333)	4,100	(388)
Accrued compensation	3,880	2,967	(6,976)	(7,115)
Other accrued expenses	502	2,399	2,306	(4,051)
Income taxes payable	20,889	(1,931)	19,971	8,719
Deferred revenue	1,848	1,851	(2,944)	(3,089)
Other liabilities	(1,383)	(579)	(3,271)	(1,282)

Net cash provided by operating activities	42,639	30,513	113,966	100,580

Cash flows from investing activities:
Cash paid for acquisitions, net of cash acquired	(18,705)	—	(89,429)	(981)
Purchases of property and equipment	(12,887)	(3,243)	(17,314)	(6,831)
Change in restricted cash	3,428	321	(7,903)	874
Purchases of cost method investments	(7,031)	—	(27,234)	—
Purchases of investment securities	(1,069)	(99,268)	(5,136)	(132,283)
Sales and maturities of investment securities	34,501	85,538	63,562	107,246
Notes receivable from a cost method investee	—	—	—	(2,000)
Cash paid for intellectual property	(1,500)	—	(1,500)	—
Change in notes receivable	(400)	—	(750)	—

Net cash used in investing activities	(3,663)	(16,652)	(85,704)	(33,975)

Cash flows from financing activities:
Repayment of loans payable	(135)	(29,704)	(238)	(32,339)
Repurchases of common stock	(121,386)	(5,290)	(205,745)	(37,373)
Repayment of capital lease obligations	(44)	(61)	(69)	(133)
Cash paid for line of credit fees	—	—	(500)	—
Proceeds from the exercise of stock options	4,677	14,313	24,925	23,297
Excess tax benefit related to stock-based compensation	388	666	1,869	1,318

Net cash used in financing activities	(116,500)	(20,076)	(179,758)	(45,230)

Effect of exchange rate changes on cash and cash equivalents	(3,797)	1,058	(943)	1,833

Net (decrease) increase in cash and cash equivalents	(81,321)	(5,157)	(152,439)	23,208
Cash and cash equivalents, beginning of period	285,415	321,305	356,533	292,940

Cash and cash equivalents, end of period	$204,094	$316,148	$204,094	$316,148